OTHER LIABILITIES - NON-CURRENT	12 Months Ended
Dec. 31, 2019
Other Liabilities [Abstract]
OTHER LIABILITIES - NON-CURRENT
OTHER LIABILITIES - NON-CURRENT

	December 31, 2019	December 31, 2018
Moratorium liability	$5,583	$14,487
Lease liabilities	3,346	—
	$8,929	$14,487

On March 31, 2017, we entered into the tax moratorium system in Argentina resolving the dispute concerning export duties payable. The tax moratorium system outlines the terms of repayment, including the total amount of the obligation and the interest rate on outstanding amounts. Outstanding Argentine peso amounts are subject to interest at a minimum rate of 1.5% per month.

With our entry into the tax moratorium system for resolution of our export duty dispute, we are no longer challenging the legality of the application of the export duty other than with respect to our right for reimbursement of $6,646,000 of export duties paid prior to entering into the tax moratorium system.